                                                                   EXHIBIT 10.46

                      FIRST AMENDMENT TO LEASE AGREEMENT


     This First Amendment To Lease Agreement ("Amendment") is entered into as of the _________ day of January, 1999 ("Amendment Date") by and between WASHCOP ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and EXODUS COMMUNICATIONS, INC., a Delaware corporation ("Tenant"), with reference to the following:


                                   RECITALS
                                   --------

     A. Landlord and Tenant entered into that certain lease agreement dated April 18, 1996 ("Lease") wherein Landlord leased to Tenant and Tenant leased from Landlord premises consisting of approximately fourteen thousand two hundred eighty (14,280) square feet in that certain building commonly known as 1605 and 1615 Wyatt Drive, Santa Clara, California ("Building"), which premises are commonly known as 1605 Wyatt Drive, Santa Clara, California, and which premises are more particularly described in the Lease ("Existing Premises").

     B. Upon the Expansion Premises Existing Tenant (hereafter defined in Paragraph 2.b.) vacating the Expansion Premises (hereafter defined in Paragraph 2.b.), Tenant wishes to lease the Expansion Premises from Landlord and Landlord wishes to lease the Expansion Premises to Tenant on the terms set forth hereinbelow. In connection with Tenant's leasing of the Expansion Premises, Landlord and Tenant further wish to extend the term of the Lease as to the Existing Premises to the same date on which Tenant's lease of the Expansion Premises expires.

     C. Landlord and Tenant therefore wish to amend the Lease as more particularly set forth hereinbelow to provide for the leasing by Tenant of the Expansion Premises, to provide for the extension of the term as to the Existing Premises, and to provide for the other matters set forth hereinbelow.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                           AMENDMENTS AND AGREEMENTS
                           -------------------------

     1.   RECITALS.  Landlord and Tenant hereby agree that the hereinabove
          --------
recitals are true and correct.

     2.   DEFINITIONS.
          -----------

     A. Unless defined otherwise in this Amendment, all defined terms used in this Amendment shall have the same meaning and definition given them in the Lease.

     B.   The following defined terms shall have the following meanings:

     "Expansion Premises" shall mean the approximately nine thousand one hundred
      ------------------
twenty (9,120) square feet of space located in the Building more particularly depicted in Exhibit A, attached hereto and incorporated herein by this
            ---------
reference, immediately adjacent to the Existing Premises. The Expansion Premises are commonly known as 1615 Wyatt Drive, Santa Clara, California.

     "Expansion Premises Delivery Date" shall mean November 1, 1999, the day
      --------------------------------
immediately following the expiration date of the term of the Expansion Premises Existing Lease. The Expansion Premises Delivery Date shall be subject to adjustment as set forth in Paragraph 4 below.

     "Expansion Premises Existing Lease" shall mean that certain lease agreement
      ---------------------------------
dated June 12, 1996 by and between Landlord and U.S. 3, Inc., a California corporation, predecessor in interest to the Expansion Premises Existing Tenant, for the Expansion Premises.

     "Expansion Premises Existing Tenant" shall mean Amazing! Controls, Inc., a
      ----------------------------------
California corporation.

     "Expansion Premises Term" shall mean a period of one hundred twenty (120)
      -----------------------
months commencing on November 1, 1999 and expiring on October 31, 2009, unless sooner terminated. The Expansion Premises Term shall be subject to adjustment as set forth in Paragraph 4 below.

     3.   EXPANSION OF PREMISES.  Landlord hereby leases to Tenant and Tenant
          ---------------------
hereby leases from Landlord the Expansion Premises for the Expansion Premises Term. From and after the Expansion Premises Delivery Date, the Expansion Premises shall be added to and constitute part of the premises leased pursuant to the Lease and the Lease shall be amended as follows:

          (a) The defined term "Premises" shall mean the entire Building, which Building is comprised of the Existing Premises and the Expansion Premises, and which Building contains a total of approximately twenty-three thousand four hundred (23,400) square feet.

          (b)  Exhibit A of the Lease shall be amended to be Exhibit B attached
                                                             ---------
hereto and incorporated herein by this reference.

     4.   EARLY OR LATE DELIVERY OF THE EXPANSION PREMISES.  If prior to
          ------------------------------------------------
November 1, 1999 the term of the Expansion Premises Existing Lease expires and the Expansion Premises Existing Tenant vacates the Expansion Premises, then Tenant shall be obligated to take delivery of the Expansion Premises on the day immediately following such expiration and vacation, and the Expansion Premises Delivery Date shall be the day immediately following such expiration and vacation. If for any reason whatsoever Landlord cannot deliver possession of the Expansion Premises to Tenant on November 1, 1999, this Amendment shall not be void or voidable, nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom, and the Expansion Premises Delivery Date shall be the date on which Landlord actually delivers possession of the Expansion Premises to Tenant. In the event of any adjustment to the Expansion Premises Delivery Date as provided for in this Paragraph 4, appropriate adjustments shall be made to the dates of the Expansion Premises Term as set forth in this Amendment, and the dates contained in the Monthly Rent Schedule attached hereto as Exhibit C.
                                                          ---------

     Notwithstanding the foregoing to the contrary, in the event that Landlord has not delivered possession of the Expansion Premises to Tenant by March 1, 2000, then Tenant may terminate this Amendment by giving written notice thereof ("Termination Notice") to Landlord on or before March 10, 2000. If the Termination Notice is not given in the manner and by the date required in the immediately preceding sentence, then it shall be deemed that Tenant has elected not to terminate this Amendment and the Amendment shall remain in full force and effect.

     5.   EXTENSION OF TERM.  Landlord and Tenant hereby acknowledge and agree
          -----------------
that the term of the Lease (prior to the Lease being amended by this Amendment) as to the Existing Premises expires on April 30, 2001. Landlord and Tenant hereby agree to extend the term of the Lease as to the Existing Premises to the same date on which the Expansion Premises Term expires ("Existing Premises Extended Term"). Effective on the Expansion Premises Delivery Date, the defined word "Term" as used in the Lease shall mean the Existing Premises Extended Term and the Expansion Premises Term, which terms are identical in time and which shall run concurrently.

     6.   MONTHLY RENT.  Effective on the Expansion Premises Delivery Date, the
          ------------
Monthly Rent due by Tenant under the Lease shall be as set forth in the Monthly Rent Schedule attached hereto as Exhibit C and incorporated herein by this
                                 ---------
reference.

     7.   SECURITY DEPOSIT.
          ----------------

          A.   INCREASE IN SECURITY DEPOSIT.  The existing Cash Security Deposit
               ----------------------------
in the amount of Fifteen Thousand Seven Hundred Eight and 00/100ths Dollars ($15,708.00) on deposit with Landlord shall be increased by Tenant by an additional Thirty-Eight Thousand One Hundred Twelve and 00/100ths Dollars ($38,112.00) ("Additional Cash Security Deposit"). The existing Letter of Credit Security Deposit in the amount of One Hundred Thirty-Eight Thousand and 00/100ths Dollars ($138,000.00) on deposit with Landlord shall be replaced by Tenant with a Letter of Credit Security Deposit in the amount of Two Hundred Seventy-Six Thousand and 00/100ths Dollars ($276,000.00) ("Increased Letter of Credit Security Deposit"). The Increased Letter of Credit Security Deposit shall be on the terms and conditions set forth in clauses (i) through (vi) of Paragraph 7 of the Lease. The Additional Cash Security Deposit shall be deposited by Tenant with Landlord concurrently with Tenant's execution and delivery of this

Amendment. The Increased Letter of Credit Security Deposit shall be deposited by Tenant with Landlord on or before the date which is thirty (30) days prior to the Expansion Premises Delivery Date. From and after the date that the Additional Cash Security Deposit is deposited with Landlord, the term "Cash Security Deposit" as used in the Lease (as amended by this Amendment) shall mean the existing Cash Security Deposit plus the Additional Cash Security Deposit, which shall be in a total amount of Fifty-Three Thousand Eight Hundred Twenty and 00/100ths Dollars ($53,820.00). From and after the date that the Increased Letter of Credit Security Deposit is deposited with Landlord, the term "Letter of Credit Security Deposit" as used in the Lease (as amended by this Amendment) shall mean the Increased Letter of Credit Security Deposit.

          B.   AMENDMENT TO PARAGRAPH 7.  The third and fourth sentences of
               ------------------------
Paragraph 7 of the Lease are deleted in their entirety and replaced with the following: "If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Cash Security Deposit and/or draw on all or any part of the Letter of Credit Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. Without limiting the generality of the foregoing, Tenant hereby acknowledges that the following shall constitute loss or damage incurred by Landlord by reason of a default by Tenant hereunder and Landlord shall be entitled to draw on the Cash Security Deposit and/or the Letter of Credit Security Deposit to reimburse Landlord for the following costs incurred by Landlord: leasing fees and/or commissions paid in connection with entering into this Lease, reasonable attorneys' fees and costs incurred in connection with entering into this Lease, and all other costs incurred in connection with entering into this Lease and delivering the Premises to Tenant."

     8.   CONDITION OF EXPANSION PREMISES.  Tenant agrees to take the Expansion
          -------------------------------
Premises in its "AS IS" condition on the Expansion Premises Delivery Date subject to all applicable laws, codes, and ordinances; provided, however, on the Expansion Premises Delivery Date the electrical, plumbing, and HVAC systems of the Expansion Premises shall be in good working condition given the age and prior uses thereof. By taking possession of the Expansion Premises Tenant shall be deemed to have accepted the Expansion Premises in the condition required hereunder. Landlord shall have no obligation to make any alterations, additions, or improvements to the Expansion Premises. Tenant acknowledges that neither Landlord nor Landlord's employees, agents, managers, or other representatives have made any representations or warranties, express or implied, with respect to the Expansion Premises, including, without limitation, any representations or warranties as to the condition of the Expansion Premises or suitability or fitness of the Expansion Premises for the conduct of Tenant's business

     9.   TENANT'S PERCENTAGE.  Effective as of the Expansion Premises Delivery
          -------------------
Date, Tenant's Percentage shall be one hundred percent (100%).

     10.  PARKING.  Effective as of the Expansion Premises Delivery Date, Tenant
          -------
shall have the right to use all of the parking spaces in the Project's parking facilities upon such terms and conditions as may from time to time be established by Landlord.

     11.  BROKERS.  Landlord and Tenant warrant and represent each to the other
          -------
that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment. Landlord and Tenant agree to indemnify, defend and hold each other and their respective agents harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any broker or individual against the indemnified party for commissions or fees in connection with the execution of this Amendment and resulting from the actions of the indemnifying party.

     12.  INCONSISTENCY.  In the event of any inconsistency or conflict between
          -------------
the terms of this Amendment and the terms of the Lease with respect to the matters which are the subject of this Amendment, the terms of this Amendment shall control.

     13.  RATIFICATION.  Except as amended by this Amendment, the terms and
          ------------
provisions of the Lease are hereby ratified, confirmed, and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Amendment Date.

TENANT                              LANDLORD
------                              --------

EXODUS COMMUNICATIONS, INC.,        WASHCOP ASSOCIATES LIMITED
a California corporation            PARTNERSHIP,.
                                    a Delaware limited partnership

                                    By:   CB Richard Ellis, Inc.,
By: /s/ Richard Stolz                     a Delaware corporation
    ----------------------------
                                    Its:  Managing Agent
Its:    COO/CFO
    ----------------------------
                                          By:______________________________

By:   Adam Wegner                         Its:_____________________________
   -----------------------------

Its:   VP, GC and Secretary
    ----------------------------

                                   EXHIBIT A
                                   ---------

                       DIAGRAM OF THE EXPANSION PREMISES



                      [DIAGRAM OF THE EXPANSION PREMISES]

                                   EXHIBIT B
                                   ---------

                       DIAGRAM OF THE EXISTING PREMISES
                          AND THE EXPANSION PREMISES


             [DIAGRAM OF EXISTING PREMISES AND EXPANSION PREMISES]

                                   EXHIBIT C
                                   ---------

                             MONTHLY RENT SCHEDULE

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                        Monthly Rent
       Period            Per Square               Square Footage                     Monthly Rent
       ------            ----------               --------------                     ------------
                            Foot
                            ----
-----------------------------------------------------------------------------------------------------------
11/1/99-10/31/00            $1.10      x  14,280 (Existing Premises)   =       $15,708 per month/NNN
-----------------------------------------------------------------------------------------------------------
                            $1.85      x   9,120 (Expansion Premises)  =       $16,872 per month/NNN
                                          ------
                                          23,400 (Total Square Footage         ---------------------
                                                 Combined Premises)            $32,580 per month/NNN
                                                                                       total Monthly Rent
-----------------------------------------------------------------------------------------------------------

11/1/00-4/30/01             $1.10      x  14,280 (Existing Premises)   =       $15,708 per month/NNN
                            $1.90      x   9,120 (Expansion Premises)  =       $17,328 per month/NNN
                                          ------                               ---------------------
                                          23,400 (Total Square Footage         $33,036 per month/NNN
                                                 Combined Premises)                    total Monthly Rent
-----------------------------------------------------------------------------------------------------------
5/1/01-10/31/01             $1.65      x  14,280 (Existing Premises)   =       $23,562 per month/NNN
                            $1.90      x   9,120 (Expansion Premises)  =       $17,328 per month/NNN
                                          ------                               ---------------------
                                          23,400 (Total Square Footage         $40,890 per month/NNN
                                                 Combined Premises )                   total Monthly Rent
-----------------------------------------------------------------------------------------------------------
11/1/01-10/31/02            $1.95      x  23,400 (Total Square Footage =       $45,630 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/02-10/31/03            $2.00      x  23,400 (Total Square Footage =       $46,800 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/03-10/31/04            $2.05      x  23,400 (Total Square Footage =       $47,970 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/04-10/31/05            $2.10      x  23,400 (Total Square Footage =       $49,140 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/05-10/31/06            $2.15      x  23,400 (Total Square Footage =       $50,310 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/06-10/31/07            $2.20      x  23,400 (Total Square Footage =       $51,480 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/07-10/31/08            $2.25      x  23,400 (Total Square Footage =       $52,650 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------
11/1/08-10/31/09            $2.30      x  23,400 (Total Square Footage =       $53,820 per month/NNN
                                                 Combined Premises)
-----------------------------------------------------------------------------------------------------------